Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	July 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2004	Previous Distribution Date:	June 15, 2004
Collection Period End Date:	June 30, 2004	Previous Collection Period End Date:	May 31, 2004

A.	Initial Bond Characteristics	Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B.	Bond Balances	Balance as of		% of Original Balance		Unpaid Interest 06/15/04	Unpaid Interest 07/15/04
		06/15/04	07/15/04	06/15/04	07/15/04
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	16,125,876	10,336,309	15.56%	9.97%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C.	Reserve Account
i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D.	Servicing
i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	July 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2004	Previous Distribution Date:	June 15, 2004
Collection Period End Date:	June 30, 2004	Previous Collection Period End Date:	May 31, 2004

E.	Portfolio Characteristics	Initial Balance	Balance as of		Percent of Original as of
		9/30/00	05/31/04	06/30/04	05/31/04	06/30/04
i.	Principal Balance	$950,415,639	$58,895,876	$53,106,309	6.20%	5.59%
ii.	Number of Contracts	73,293	12,582	11,768	17.17%	16.06%
iii.	Weighted Average Coupon (WAC)	9.44%	9.62%	9.63%
iv.	Weighted Average Original Term	61.40	64.50	64.64
v.	Weighted Average Remaining Term	49.40	16.63	15.95
vi.	Weighted Average Seasoning	12.00	47.87	48.69

F.	Portfolio Performance	# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		05/31/04	06/30/04	05/31/04	06/30/04	05/31/04	06/30/04	05/31/04	06/30/04
i.	30-59 Days Delinquent	317	296	2.52%	2.52%	$1,766,637	$1,637,495	3.00%	3.08%
ii.	60-89 Days Delinquent	80	109	0.64%	0.93%	316,365	471,001	0.54%	0.89%
iii.	90-119 Days Delinquent	19	28	0.15%	0.24%	81,991	131,893	0.14%	0.25%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	4	3	0.03%	0.03%	25,551	16,709	0.04%	0.03%
vi.	Repo In Inventory (Not Charged-Off)	9	2	0.07%	0.02%	62,783	8,427	0.11%	0.02%
vii.	Gross Charge-Offs in Period	24	20	0.19%	0.17%	85,547	89,537	0.15%	0.17%

G.	Portfolio Charge-Offs	$		% of Original Balance
		05/31/04	06/30/04	05/31/04	06/30/04
i.	Gross Charge-Offs In Period	$85,547	$89,537	0.009%	0.009%
ii.	Cumulative Gross Charge-Offs	15,479,354	15,568,890	1.629%	1.638%
iii.	Net Losses In Period	(26,857)	(37,100)	-0.003%	-0.004%
iv.	Cumulative Net Losses	9,052,474	9,015,373	0.952%	0.949%

H.	Pool Collections
i.	Borrower Interest Collections	$461,090.66
ii.	Borrower Principal Collections	5,504,954.66
iii.	Net Liquidation Proceeds	33,348.54
iv.	Recoveries	126,637.24
v.	Repurchase Amounts (Interest)	1,343.97
vi.	Repurchase Amounts (Principal)	161,727.29
vii.	Total Interest Collections	462,434.63
viii.	Total Principal Collections	5,826,667.73

I.	Pool Balance Reconciliation
i.	Beginning Pool Balance	$58,895,876.37
ii.	Pool Balance Reductions from Principal Collections	5,700,030.49
iii.	Gross Charge-Offs In Period	89,536.91
iv.	Ending Pool Balance	53,106,308.97

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	July 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2004	Previous Distribution Date:	June 15, 2004
Collection Period End Date:	June 30, 2004	Previous Collection Period End Date:	May 31, 2004

J.	Total Available
i.	Total Pool Collections		$6,289,102.36
ii.	Reinvestment Income from Reserve Account		3,462.84
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$6,292,565.20

K.	Waterfall	Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$49,079.90
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	49,079.90	$49,079.90	$6,292,565.20	$7,128,117.29	$0.00	$49,079.90

ii.	Class A Notes Interest Distribution		90,842.44	6,243,485.30	7,128,117.29	0.00	90,842.44

	Class A Notes Balance	16,125,876.37
	Pool Balance	53,106,308.97

iii.	First Priority Principal Distribution	0.00	0.00	6,152,642.87	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	6,152,642.87	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	44,635,876.37
	Pool Balance	53,106,308.97

v.	Second Priority Principal Distribution	0.00	0.00	5,984,433.87	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	5,984,433.87	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	5,896,021.87			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	58,895,876.37
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	53,106,308.97

viii.	Regular Principal Distribution	5,789,567.40	5,789,567.40	5,896,021.87			5,789,567.40

ix.	Release to Seller		106,454.47	106,454.47	7,128,117.29		106,454.47

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	July 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2004	Previous Distribution Date:	June 15, 2004
Collection Period End Date:	June 30, 2004	Previous Collection Period End Date:	May 31, 2004

L.	Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
	Total Class A Notes			$90,842.44	$—	$—	$90,842.44	$90,842.44	$—
	Class A-1 Notes	6.745%	30	—	—	—	—	—	—
	Class A-2 Notes	6.70%	30	—	—	—	—	—	—
	Class A-3 Notes	6.67%	30	—	—	—	—	—	—
	Class A-4 Notes	6.76%	30	90,842.44	—	—	90,842.44	90,842.44	—
	Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
	Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M.	Bond Principal Distributions
	First Priority Principal Distribution	$—
	Second Priority Principal Distribution	—
	Regular Principal Distribution	5,789,567.40

	Total Principal Distribution	5,789,567.40
	Class A-1 Notes Principal Distribution	—
	Class A-2 Notes Principal Distribution	—
	Class A-3 Notes Principal Distribution	—
	Class A-4 Notes Principal Distribution	5,789,567.40
	Class B Notes Principal Distribution	—
	Class C Notes Principal Distribution	—